Exhibit 99.1

Monotype Announces Fourth Quarter and Full Year 2016 Results

Creative Professional Revenue Exceeds $100 Million, Representing 50% of Annual Revenue

2017 Guidance Consistent with High-Level Outlook

WOBURN, Mass.--(BUSINESS WIRE)--February 17, 2017--Monotype Imaging Holdings Inc. (Nasdaq: TYPE), a leader in helping to empower expression and engagement through type, technology and expertise, today announced financial results for the fourth quarter and full year ended December 31, 2016.

Fourth quarter 2016 highlights

  Revenue for the quarter was $52.6 million, an increase of 4%, year over year. Pro Forma non-GAAP revenue for the quarter was $55.1 million.
  Creative Professional revenue was $27.2 million, up 11%, year over year.
  Net income was $0.5 million. Non-GAAP net adjusted EBITDA was $10.6 million, or 20% of revenue. Pro Forma non-GAAP net adjusted EBITDA was $13.1 million, or 24% of Pro Forma non-GAAP revenue. Both non-GAAP and Pro Forma non-GAAP net adjusted EBITDA include $2.2 million of non-recurring costs, primarily related to restructuring activities.

Full year 2016 highlights

  Revenue for the year was $203.4 million, an increase of 6%, year over year. Pro Forma non-GAAP revenue for the year was $215.9 million.
  Creative Professional revenue was $102.4 million, up 16%, year over year.
  Net income was $14.9 million. Non-GAAP net adjusted EBITDA was $59.8 million, or 29% of revenue. Pro Forma non-GAAP net adjusted EBITDA was $52.7 million, or 24% of Pro Forma non-GAAP revenue.
  Cash and cash equivalents were $91.4 million at December 31, 2016.

“Continued strong performance in our Creative Professional business helped push full year results over the $200 million mark for the first time in our history,” said Scott Landers, president and chief executive officer of Monotype. “2016 was a transformational year for Monotype, where we saw the emergence of new digital use cases, such as HTML5-based digital advertising, as well as significantly expanded opportunities in new markets with the acquisition of Olapic. We believe there is a substantial opportunity ahead for Monotype to provide comprehensive value to brands, and we are well positioned to take advantage of it.”

Tony Callini, chief financial officer of Monotype, said, “I’m pleased to join Monotype during such an exciting period in the company’s history. Our recent acquisitions and execution on expanded growing product offerings helped fuel double-digit year-over-year growth in Creative Professional for the 14th quarter in a row. And even as we invest for long-term growth, we’re keenly focused on execution and profitability. Further, during this investment cycle, we are still committed to returning value to our shareholders as evidenced by the fifth annual increase to our dividend.”

Fourth quarter 2016 operating results
Revenue for the quarter increased 4% to $52.6 million, compared to $50.6 million for the fourth quarter of 2015. Fourth quarter revenue was reduced by a $2.5 million purchase accounting adjustment related to Olapic deferred revenue. Creative Professional revenue was $27.2 million, a 11% increase from the fourth quarter of 2015. OEM revenue was $25.4 million, a decrease of 3% from the same period in 2015.

Net income was $0.5 million, compared to $4.9 million in the fourth quarter of 2015. Earnings per diluted share were $0.01, compared to $0.12 in the prior year quarter. The company’s effective tax rate in the quarter of 59% was impacted by $1.6 million of acquisition-related compensation expense, which is not deductible for income tax purposes.

Non-GAAP net income, which excludes the amortization of intangible assets, stock-based compensation expense and acquisition-related compensation expense, net of taxes, was $4.8 million, compared to $12.0 million in the fourth quarter of 2015. Non-GAAP earnings per diluted share were $0.12 compared to $0.30 in the prior year period.

Non-GAAP net adjusted EBITDA was $10.6 million, or 20% of revenue, compared to $20.7 million in the fourth quarter of 2015. Non-GAAP net adjusted EBITDA includes $2.2 million of non-recurring costs, primarily related to restructuring activities.

Full year 2016 operating results
Revenue for the year was $203.4 million, an increase of 6% compared to $192.4 million for 2015. 2016 GAAP revenue was reduced by a $3.2 million purchase accounting adjustment related to Olapic deferred revenue. Creative Professional revenue was $102.4 million, an increase of 16% year over year. OEM revenue was $101.0 million, down 3% year over year.

Net income for 2016 was $14.9 million, compared to net income of $26.2 million for the prior year. Earnings per diluted share were $0.36, compared to earnings per diluted share of $0.65 in 2015. The company’s 2016 effective tax rate of 41% was impacted by $3.9 million of acquisition-related compensation expense, which is not deductible for income tax purposes.

Non-GAAP net income, which excludes the amortization of intangible assets, stock-based compensation expense, and acquisition-related compensation expense, net of taxes, was $33.7 million, compared to $44.1 million in 2015. Non-GAAP earnings per diluted share were $0.85, compared to $1.12 in 2015.

Non-GAAP net adjusted EBITDA was $59.8 million, or 29% of revenue, compared to non-GAAP net adjusted EBITDA of $71.0 million in 2015. Included in non-GAAP net adjusted EBITDA are the aforementioned $2.2 million of non-recurring costs.

A reconciliation of GAAP measures to non-GAAP measures for the three and 12 months ended December 31, 2016 and 2015 is provided in the financial tables that accompany this release.

Pro Forma operating results
Pro Forma results assume the company had owned Olapic for the full periods presented, and exclude the impact of purchase accounting related adjustments, as well as transaction costs.

Pro Forma non-GAAP revenue in the fourth quarter was $55.1 million and Pro Forma non-GAAP net adjusted EBITDA was $13.1 million. Pro Forma non-GAAP net adjusted EBITDA includes $2.2 million of non-recurring costs, primarily related to restructuring activities.

Pro Forma non-GAAP revenue for the full year was $215.9 million and Pro Forma non-GAAP net adjusted EBITDA was $52.7 million, which again includes $2.2 million of non-recurring costs.

Cash and cash flow
Monotype had cash and cash equivalents of $91.4 million as of December 31, 2016, compared to $97.6 million as of September 30, 2016 and $87.5 million as of December 31, 2015. The company generated $8.8 million of cash from operations in the fourth quarter of 2016 and $40.7 million for the full year 2016. During the fourth quarter of 2016, the company repaid $5.0 million on its outstanding revolving line of credit.

In the fourth quarter and the full year, Monotype repurchased 287,250 shares of common stock on the open market at prevailing market prices for a total consideration of $5.6 million as part of the stock repurchase program announced in August 2016.

Quarterly dividend
Monotype’s most recent dividend payment of $0.11 per share was paid on January 20, 2017, to shareholders of record as of January 2, 2017. The Board has approved a 3% increase to the company’s quarterly dividend payment. As a result, a dividend of $0.113 cents per share will be paid on April 21, 2017, to shareholders of record as of the close of business on April 3, 2017. The total dividend payments for 2016 were $17.5 million.

Financial outlook
Monotype’s first quarter and full year financial guidance are set forth in the following tables:

(in $ millions)	Q1 2017	Full Year 2017
Revenue	$51.5-$55.5	$229.0-$237.0
Non-GAAP net adjusted EBITDA	$8.5-$11.5	$47.5-$54.1
Operating expenses	$41.5-$44.5	$178.0-$182.0
GAAP earnings per diluted share	$(0.03)-$0.01	$0.04-$0.12
Non-GAAP earnings per diluted share	$0.09-$0.13	$0.54-$0.62

	Q1 2017	Full Year 2017
Pro Forma revenue	$52.9-$56.9	$232.3-$240.3
Pro Forma non-GAAP net adjusted EBITDA	$9.9-$12.9	$50.8-$57.4

Conference call details
Monotype will host a conference call on Friday, Feb. 17, 2016, at 8:30 a.m. EST to discuss the company’s fourth quarter and full year 2016 results and business outlook for 2017. Individuals who are interested in listening to the audio webcast should log on to the Investors portion of the Company section of the Monotype website at www.monotype.com. The live call can also be accessed by dialing 844-229-7594 (domestic) or 314-888-4259 (international) using passcode 66064087. If individuals are unable to listen to the live call, the audio webcast will be archived in the Investors portion of the company’s website for one year.

Non-GAAP financial measures
This press release contains non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget and in reporting to lenders. Non-GAAP financial measures are used by Monotype management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, Monotype believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. Monotype management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Forward-looking statements
This press release may contain forward-looking statements including those related to future revenues and operating results, the financial impact of the Olapic acquisition, the growth of the company’s Creative Professional business and OEM business, the execution of the company’s product, growth and expansion strategies and anticipated business momentum that involve risks and uncertainties that could cause the company’s actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: risks associated with changes in the economic climate including decreased demand for the company’s products or products that incorporate the company’s solutions; risks associated with the company’s ability to adapt its products or services to new markets and to anticipate and quickly respond to evolving technologies and customer requirements; risks associated with the company’s development of and the market acceptance of new products, product features or services; risks associated with the company’s integration of the Olapic acquisition; risks associated with the company’s ability to expand products and services offered through acquired companies; risks associated with increased competition in markets the company serves, including the risks that increased competition may result in the company’s inability to gain new customers, retain existing customers or may force the company to reduce prices; risks associated with the ownership and enforcement of the company’s intellectual property; and risks associated with geopolitical conditions and changes in the financial markets. Additional disclosure regarding these and other risks faced by the company is available in the company’s public filings with the Securities and Exchange Commission, including the risk factors included in the company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings. The forward-looking financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts to be included in the company’s future earnings releases and public filings. While the company may elect to update forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, even if an estimate changes.

About Monotype
Monotype is a leader in empowering expression and engagement through a combination of type, technology and expertise. Headquartered in Woburn, Mass., Monotype provides customers worldwide with typeface solutions for a broad range of creative applications and consumer devices. The company’s libraries and e-commerce sites are home to many of the most widely used typefaces – including the Helvetica®, Frutiger® and Univers® families – as well as the next generation of type designs. Further information is available at www.monotype.com. Follow Monotype on Twitter, Instagram and LinkedIn.

Monotype, Helvetica and Frutiger are trademarks of Monotype Imaging Inc. registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. Univers is a trademark of Monotype GmbH registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. All other trademarks are the property of their respective owners. ©2017 Monotype Imaging Holdings Inc. All rights reserved.

MONOTYPE IMAGING HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands)

	December 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$91,434	$87,520
Accounts receivable, net of allowance for doubtful accounts	26,549	15,179
Income tax refunds receivable	2,967	2,558
Prepaid expense and other current assets	4,631	3,846

Total current assets	125,581	109,103
Property and equipment, net	14,166	15,204
Goodwill	273,489	185,735
Intangible assets, net	90,717	69,264
Restricted cash	17,992	9,304
Other assets	3,075	3,177

Total assets	$525,020	$391,787

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,170	$1,385
Accrued expenses and other current liabilities	28,762	21,422
Accrued income taxes payable	1,473	2,395
Deferred revenue	16,081	10,086

Total current liabilities	48,486	35,288
Revolving line of credit	105,000	—
Other long-term liabilities	11,752	6,914
Deferred income taxes	37,780	35,159
Reserve for income taxes, net of current portion	2,727	2,316
Accrued pension benefits	5,297	4,928
Stockholders’ equity:
Common stock	43	42
Additional paid-in capital	274,946	256,215
Treasury stock, at cost	(56,232)	(50,455)
Retained earnings	105,718	108,908
Accumulated other comprehensive loss	(10,497)	(7,528)

Total stockholders’ equity	313,978	307,182

Total liabilities and stockholders’ equity	$525,020	$391,787

MONOTYPE IMAGING HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenue	$52,637	$50,616	$203,441	$192,419
Costs and expenses:
Cost of revenue	8,463	7,967	32,904	30,281
Cost of revenue—amortization of acquired technology	1,083	1,133	4,672	4,448

Total cost of revenue	9,546	9,100	37,576	34,729

Gross profit	43,091	41,516	165,865	157,690
Operating expenses:
Marketing and selling	19,298	14,317	64,571	57,297
Research and development	7,807	5,233	28,915	21,477
General and administrative	13,755	11,263	42,595	33,343
Amortization of other intangible assets	975	775	3,393	3,129

Total operating expenses	41,835	31,588	139,474	115,246

Income from operations	1,256	9,928	26,391	42,444
Other (income) expense:
Interest expense, net	678	144	1,227	919
Loss on extinguishment of debt	—	—	—	112
Other (income) expense, net	(514)	326	(35)	938

Total other expense	164	470	1,192	1,969

Income before provision for income taxes	1,092	9,458	25,199	40,475
Provision for income taxes	642	4,561	10,313	14,278

Net income	$450	$4,897	$14,886	$26,197

Net income available to common shareholders—basic	$455	$4,779	$14,395	$25,575

Net income available to common shareholders—diluted	$450	$4,780	$14,394	$25,579

Net income per common share:
Basic	$0.01	$0.12	$0.37	$0.66

Diluted	$0.01	$0.12	$0.36	$0.65

Weighted average number of shares:
Basic	39,576,243	38,934,008	39,405,700	38,840,094
Diluted	40,059,101	39,381,559	39,731,923	39,382,566
Dividends declared per common share	$0.11	$0.10	$0.44	$0.40

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

RECONCILIATION OF GAAP REVENUE TO PRO FORMA NON-GAAP REVENUE

	Three Months Ended December 31, 2016
	Monotype	Olapic	Combined
GAAP revenue	$50,245	$2,392	$52,637
Pre-acquisition revenue (1)	—	—	—
Deferred revenue impairment	—	2,456	2,456

Pro Forma non-GAAP revenue	$50,245	$4,848	$55,093

(1) Pro Forma non-GAAP revenue has no pre-acquisition revenue adjustments in the three months ended December 31, 2016. We acquired Olapic on August 9, 2016.

	Year Ended December 31, 2016
	Monotype	Olapic	Combined
GAAP revenue	$199,086	$4,355	$203,441
Pre-acquisition revenue(1)	—	9,344	9,344
Deferred revenue impairment	—	3,159	3,159

Pro Forma non-GAAP revenue	$199,086	$16,858	$215,944

(1) Pro Forma non-GAAP revenue includes $0, $9.3 million and $9.3 million, respectively, of Olapic revenue recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended December 31,		Year Ended December 31,
	2016(1)	2015(2)	2016(1)	2015(2)
GAAP net income	$450	$4,897	$14,886	$26,197
Interest expense, net	678	144	1,227	919
Loss on extinguishment of debt	—	—	—	112
Other (income) expense, net	(514)	326	(35)	938
Provision for income taxes	642	4,561	10,313	14,278

Income from operations	1,256	9,928	26,391	42,444
Depreciation and amortization	3,165	2,913	12,279	10,819
Share based compensation	4,566	3,742	17,271	13,583
Acquisition-related compensation	1,636	4,164	3,869	4,164

Net adjusted EBITDA	$10,623	$20,747	$59,810	$71,010

(1) For the three months and year ended December 31, 2016, the amount includes $0.7 million and $2.5 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and $0.9 million and $1.4 million, respectively, of expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

(2) For the three months and year ended December 31, 2015, the amount includes $4.2 million and $4.2 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands, except share and per share amounts)
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

	Three Months Ended December 31,		Year Ended December 31,
	2016(1)	2015(2)	2016(1)	2015(2)
GAAP net income available to common stockholders ─ diluted	$450	$4,897	$14,886	$26,197
Amortization, net of tax of $1,210, $920, $3,299 and $2,675, respectively	848	988	4,766	4,902
Share based compensation, net of tax of $2,685, $1,804, $7,064 and $4,795, respectively	1,881	1,938	10,207	8,788
Acquisition-related compensation, net of tax of $0, $0, $0 and $0, respectively	1,636	4,164	3,869	4,164

Non-GAAP net income	$4,815	$11,987	$33,728	$44,051

(1) For the three months and year ended December 31, 2016, the amount includes $0.7 million and $2.5 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and $0.9 million and $1.4 million, respectively, of expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

(2) For the three months and year ended December 31, 2015, the amount includes $4.2 million and $4.2 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement.

RECONCILIATION OF GAAP EARNINGS PER DILUTED SHARE TO NON-GAAP EARNINGS PER DILUTED SHARE

	Three Months Ended December 31,		Year Ended December 31,
	2016(1)	2015	2016(1)	2015
GAAP earnings per diluted share	$0.01	$0.12	$0.36	$0.65
Amortization, net of tax of $0.03, $0.02, $0.08 and $0.07, respectively	0.02	0.02	0.12	0.13
Share based compensation, net of tax of $0.07, $0.05, $0.18 and $0.12, respectively	0.05	0.05	0.27	0.23
Acquisition-related compensation, net of tax of $0.00, $0.00, $0.00 and $0.00, respectively	0.04	0.11	0.10	0.11

Non-GAAP earnings per diluted share	$0.12	$0.30	$0.85	$1.12

(1) For the three months and year ended December 31, 2016, the amount includes $0.7 million and $2.5 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and $0.9 million and $1.4 million, respectively, of expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)
RECONCILIATION OF GAAP NET INCOME TO PRO FORMA NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended December 31, 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$ 4,282	$ (3,832)	$450
Interest expense, net	678	—	678
Other (income) expense, net	(1,262)	748	(514)
Provision (benefit) for income taxes(1)	4,846	(4,204)	642

Income (loss) from operations(1)	8,544	(7,288)	1,256
Pre-acquisition net adjusted EBITDA(2)	—	—	—
Deferred revenue impairment(3)	—	2,456	2,456
Depreciation and amortization	2,492	673	3,165
Share based compensation	3,593	973	4,566
Acquisition-related compensation(4)	761	875	1,636
Transaction costs(5)	—	—	—

Pro Forma non-GAAP net adjusted EBITDA	$ 15,390	$ (2,311)	$13,079

(1) Olapic Pro Forma provision (benefit) for income taxes and income (loss) from operations includes unaudited estimated pre-acquisition tax impact.

(2) Pro Forma non-GAAP net adjusted EBITDA has no pre-acquisition non-GAAP net adjusted EBITDA adjustments in the three months ended December 31, 2016. We acquired Olapic on August 9, 2016.

(3) Pro Forma non-GAAP net adjusted EBITDA includes $0, $2.5 million and $2.5 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(4) Acquisition-related compensation includes $0.7 million, $0.9 million and $1.6 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

(5) In the three months ended December 31, 2016, the Company did not incur any transaction expenses for the Olapic acquisition. Consequently, there is no adjustment to Pro Forma non-GAAP net adjusted EBITDA for these type of costs.

RECONCILIATION OF GAAP NET INCOME TO PRO FORMA NON-GAAP NET ADJUSTED EBITDA

	Year Ended December 31, 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$23,293	$(8,407)	$14,886
Interest expense, net	1,227	—	1,227
Other (income) expense, net	(772)	737	(35)
Provision (benefit) for income taxes(1)	14,458	(4,145)	10,313

Income (loss) from operations(1)	38,206	(11,815)	26,391
Pre-acquisition net adjusted EBITDA(2)	—	(11,390)	(11,390)
Deferred revenue impairment(3)	—	3,159	3,159
Depreciation and amortization	11,168	1,111	12,279
Share based compensation	15,689	1,582	17,271
Acquisition-related compensation(4)	2,495	1,374	3,869
Transaction costs(5)	1,125	—	1,125

Pro Forma non-GAAP net adjusted EBITDA	$68,683	$(15,979)	$52,704

(1) Olapic Pro Forma provision (benefit) for income taxes and income (loss) from operations includes unaudited estimated pre-acquisition tax impact.

(2) Pro Forma non-GAAP net adjusted EBITDA includes $0, ($11.4) million and ($11.4) million, respectively, of estimated Olapic non-GAAP net adjusted EBITDA recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

(3) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.2 million and $3.2 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(4) Acquisition-related compensation includes $2.5 million, $1.4 million and $3.9 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

(5) Pro Forma non-GAAP net adjusted EBITDA excludes $1.1 million, $0 and $1.1 million, respectively, of transaction expenses incurred with the Olapic acquisition.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

OTHER INFORMATION

Share based compensation is comprised of the following:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Marketing and selling	$2,028	$1,744	$7,377	$6,312
Research and development	1,218	639	4,087	2,458
General and administrative	1,320	1,359	5,807	4,813

Total expensed	$4,566	$3,742	$17,271	$13,583
Property and equipment	—	—	—	82

Total share based compensation	$4,566	$3,742	$17,271	$13,665

MARKET INFORMATION

The following table presents revenue for our two major markets:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Creative Professional	$27,211	$24,420	$102,381	$88,074
OEM	25,426	26,196	101,060	104,345

Total	$52,637	$50,616	$203,441	$192,419

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP REVENUE TO
FORECAST PRO FORMA NON-GAAP REVENUE
(Unaudited and in thousands)

	Low End of Guidance
	Q1 2017
	Monotype	Olapic	Combined
GAAP revenue	$48,000	$3,500	$51,500
Deferred revenue impairment	-	1,400	1,400

Pro Forma non-GAAP revenue	$48,000	$4,900	$52,900

High End of Guidance
Q1 2017
	Monotype	Olapic	Combined
GAAP revenue	$ 51,000	$ 4,500	$ 55,500
Deferred revenue impairment	-	1,400	1,400

Pro Forma non-GAAP revenue	$ 51,000	$ 5,900	$ 56,900

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP revenue	$206,500	$22,500	$229,000
Deferred revenue impairment	-	3,300	3,300

Pro Forma non-GAAP revenue	$206,500	$25,800	$232,300

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP revenue	$211,500	$25,500	$237,000
Deferred revenue impairment	-	3,300	3,300

Pro Forma non-GAAP revenue	$211,500	$28,800	$240,300

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	Q1 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$2,900	$(4,000)	$(1,100)
Interest expense, net	900	-	900
Other (income) expense, net	300	-	300
Provision (benefit) for income taxes	2,900	(4,100)	(1,200)

Income (loss) from operations	7,000	(8,100)	(1,100)
Depreciation and amortization	2,200	800	3,000
Share based compensation	4,000	1,200	5,200
Acquisition-related compensation(1)	500	900	1,400

Non-GAAP net adjusted EBITDA	$13,700	$(5,200)	$8,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q1 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$3,900	$(3,600)	$300
Interest expense, net	900	-	900
Other (income) expense, net	300	-	300
Provision (benefit) for income taxes	4,100	(3,700)	400

Income (loss) from operations	9,200	(7,300)	1,900
Depreciation and amortization	2,200	800	3,000
Share based compensation	4,000	1,200	5,200
Acquisition-related compensation(1)	500	900	1,400

Non-GAAP net adjusted EBITDA	$15,900	$(4,400)	$11,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$16,700	$(15,300)	$1,400
Interest expense, net	3,200	-	3,200
Other (income) expense, net	1,200	-	1,200
Provision (benefit) for income taxes	17,400	(15,900)	1,500

Income (loss) from operations	38,500	(31,200)	7,300
Depreciation and amortization	9,300	3,100	12,400
Share based compensation	17,100	5,100	22,200
Acquisition-related compensation(1)	2,100	3,500	5,600

Non-GAAP net adjusted EBITDA	$67,000	$(19,500)	$47,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$18,800	$(14,100)	$4,700
Interest expense, net	3,200	-	3,200
Other (income) expense, net	1,200	-	1,200
Provision (benefit) for income taxes	19,500	(14,700)	4,800

Income (loss) from operations	42,700	(28,800)	13,900
Depreciation and amortization	9,300	3,100	12,400
Share based compensation	17,100	5,100	22,200
Acquisition-related compensation(1)	2,100	3,500	5,600

Non-GAAP net adjusted EBITDA	$71,200	$(17,100)	$54,100

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST PRO FORMA NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	Q1 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$ 2,900	$(4,000)	$(1,100)
Interest expense, net	900	-	900
Other (income) expense, net	300	-	300
Provision (benefit) for income taxes	2,900	(4,100)	(1,200)

Income (loss) from operations	7,000	(8,100)	(1,100)
Deferred revenue impairment(1)	-	1,400	1,400
Depreciation and amortization	2,200	800	3,000
Share based compensation	4,000	1,200	5,200
Acquisition-related compensation(2)	500	900	1,400

Pro Forma non-GAAP net adjusted EBITDA	$ 13,700	$(3,800)	$9,900

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $1.4 million and $1.4 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q1 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$3,900	$(3,600)	$300
Interest expense, net	900	-	900
Other (income) expense, net	300	-	300
Provision (benefit) for income taxes	4,100	(3,700)	400

Income (loss) from operations	9,200	(7,300)	1,900
Deferred revenue impairment(1)	-	1,400	1,400
Depreciation and amortization	2,200	800	3,000
Share based compensation	4,000	1,200	5,200
Acquisition-related compensation(2)	500	900	1,400

Pro Forma non-GAAP net adjusted EBITDA	$15,900	$(3,000)	$12,900

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $1.4 million and $1.4 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST PRO FORMA NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$16,700	$(15,300)	$1,400
Interest expense, net	3,200	-	3,200
Other (income) expense, net	1,200	-	1,200
Provision (benefit) for income taxes	17,400	(15,900)	1,500

Income (loss) from operations	38,500	(31,200)	7,300
Deferred revenue impairment(1)	-	3,300	3,300
Depreciation and amortization	9,300	3,100	12,400
Share based compensation	17,100	5,100	22,200
Acquisition-related compensation(2)	2,100	3,500	5,600

Pro Forma non-GAAP net adjusted EBITDA	$67,000	$(16,200)	$50,800

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.3 million and $3.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$18,800	$(14,100)	$4,700
Interest expense, net	3,200	-	3,200
Other (income) expense, net	1,200	-	1,200
Provision (benefit) for income taxes	19,500	(14,700)	4,800

Income (loss) from operations	42,700	(28,800)	13,900
Deferred revenue impairment(1)	-	3,300	3,300
Depreciation and amortization	9,300	3,100	12,400
Share based compensation	17,100	5,100	22,200
Acquisition-related compensation(2)	2,100	3,500	5,600

Pro Forma non-GAAP net adjusted EBITDA	$71,200	$(13,800)	$57,400

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.3 million and $3.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO
FORECAST NON-GAAP EARNINGS PER DILUTED SHARE
(Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	Q1 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$2,900	$(4,000)	$(1,100)
Amortization, net of tax of $700, $400 and $1,100, respectively	600	300	900
Share based compensation, net of tax of $2,100, $600 and $2,700, respectively	1,900	600	2,500
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	500	900	1,400

Non-GAAP net income (loss)	$5,900	$(2,200)	$3,700

GAAP earnings (loss) per diluted share	$0.07	$(0.10)	$(0.03)
Amortization, net of tax of $0.02, $0.01 and $0.03, respectively, per diluted share	0.02	0.01	0.03
Share based compensation, net of tax of $0.05, $0.02 and $0.07, respectively, per diluted share	0.04	0.02	0.06
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.02	0.01	0.03

Non-GAAP earnings (loss) per diluted share	$0.15	$(0.06)	$0.09

Weighted average diluted shares used to compute earnings per share	39,700,000	39,700,000	39,700,000

Assumes 51% effective tax rate.
(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q1 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$3,900	$(3,600)	$300
Amortization, net of tax of $700, $400 and $1,100, respectively	600	300	900
Share based compensation, net of tax of $2,100, $600 and $2,700, respectively	1,900	600	2,500
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	500	900	1,400

Non-GAAP net income (loss)	$6,900	$(1,800)	$5,100

GAAP earnings (loss) per diluted share	$0.10	$(0.09)	$0.01
Amortization, net of tax of $0.02, $0.01 and $0.03, respectively, per diluted share	0.02	0.01	0.03
Share based compensation, net of tax of $0.05, $0.02 and $0.07, respectively, per diluted share	0.04	0.02	0.06
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.02	0.01	0.03

Non-GAAP earnings (loss) per diluted share	$0.18	$(0.05)	0.13

Weighted average diluted shares used to compute earnings per share	39,700,000	39,700,000	39,700,000

Assumes 51% effective tax rate.
(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO
FORECAST NON-GAAP EARNINGS PER DILUTED SHARE
(Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$16,700	$(15,300)	$1,400
Amortization, net of tax of $2,600, $1,400 and $3,000, respectively	2,500	1,400	3,900
Share based compensation, net of tax of $8,700, $2,600 and $11,300, respectively	8,400	2,500	10,900
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	2,100	3,500	5,600

Non-GAAP net income (loss)	$29,700	$(7,900)	$21,800

GAAP earnings (loss) per diluted share	$0.42	$(0.38)	$0.04
Amortization, net of tax of $0.06, $0.03 and $0.09, respectively, per diluted share	0.06	0.03	0.09
Share based compensation, net of tax of $0.22, $0.06 and $0.28, respectively, per diluted share	0.21	0.06	0.27
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.05	0.09	0.14

Non-GAAP earnings (loss) per diluted share	$0.74	$(0.20)	$0.54

Weighted average diluted shares used to compute earnings per share	40,100,000	40,100,000	40,100,000

Assumes 51% effective tax rate.
(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$18,800	$(14,100)	$4,700
Amortization, net of tax of $2,600, $1,400 and $3,000, respectively	2,500	1,400	3,900
Share based compensation, net of tax of $8,700, $2,600 and $11,300, respectively	8,400	2,500	10,900
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively (1)	2,100	3,500	5,600

Non-GAAP net income (loss)	$31,800	$(6,700)	$25,100

GAAP earnings (loss) per diluted share	$0.47	$(0.35)	$0.12
Amortization, net of tax of $0.06, $0.03 and $0.09, respectively, per diluted share	0.06	0.03	0.09
Share based compensation, net of tax of $0.22, $0.06 and $0.28, respectively, per diluted share	0.21	0.06	0.27
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share (1)	0.05	0.09	0.14

Non-GAAP earnings (loss) per diluted share	$0.79	$(0.17)	$0.62

Weighted average diluted shares used to compute earnings per share	40,100,000	40,100,000	40,100,000

Assumes 51% effective tax rate.
(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

CONTACT:
Investor Relations:
Monotype
Chris Brooks, 781-970-6120
ir@monotype.com